VARNUM www.varnumlaw.com #17046127v2 MillerKnoll, Inc. Executive Equalization Retirement Plan 2022 Restatement (for years beginning on or after January 1, 2022) DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page i of ii #17046127v2 2022 Restatement Table of Contents Page Article 1 Introduction .................................................................................................. 1 Section 1.1 Purpose ........................................................................................................ 1 Section 1.2 Effective Date ............................................................................................... 1 Article 2 Definitions .................................................................................................... 1 Section 2.1 Words and Phrases ...................................................................................... 1 Section 2.2 Definitions .................................................................................................... 2 Section 2.3 Interpretation and Construction ................................................................. 7 Article 3 Participation ................................................................................................. 8 Section 3.1 Participation ................................................................................................. 8 Section 3.2 Entry Date .................................................................................................... 8 Article 4 Contributions ................................................................................................ 8 Section 4.1 Retirement Savings Contributions ............................................................... 8 Section 4.2 Matching Contributions ............................................................................... 9 Section 4.3 Profit Sharing Contributions ........................................................................ 9 Section 4.4 Contributions for Reemployed Veterans ................................................... 10 Article 5 Participant Accounts ................................................................................... 10 Section 5.1 Individual Accounts .................................................................................... 10 Section 5.2 Allocations ................................................................................................. 10 Article 6 Benefits ...................................................................................................... 12 Section 6.1 Election of Participant ............................................................................... 12 Section 6.2 Payment of Amounts That Are Not Covered by a Participant’s Election .. 12 Section 6.3 Payments Upon Death ............................................................................... 13 Section 6.4 Designation of Beneficiary ......................................................................... 13 Section 6.5 Hardship Withdrawals ............................................................................... 14 Section 6.6 Payments Upon Change in Control ............................................................ 15 Article 7 Funding ....................................................................................................... 17 Section 7.1 Fund ........................................................................................................... 17 Section 7.2 Investment of Individual Accounts ............................................................ 17 Article 8 Administration ............................................................................................ 18 Section 8.1 Plan Administrator ..................................................................................... 18 Section 8.2 Allocation of Responsibilities ..................................................................... 19 DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page ii of ii #17046127v2 2022 Restatement Section 8.3 Committee ................................................................................................. 19 Section 8.4 Domestic Relations Orders ........................................................................ 20 Section 8.5 Facility of Payment .................................................................................... 21 Section 8.6 Indemnification .......................................................................................... 22 Article 9 Claims ......................................................................................................... 22 Section 9.1 General Requirements ............................................................................... 22 Section 9.2 Claims Procedure ....................................................................................... 23 Section 9.3 Legal Actions .............................................................................................. 25 Article 10 Amendment and Termination ................................................................... 25 Section 10.1 Amendment ............................................................................................. 25 Section 10.2 Termination ............................................................................................. 25 Article 11 Miscellaneous ........................................................................................... 26 Section 11.1 Prohibition on Assignment and Alienation .............................................. 26 Section 11.2 Limitation of Rights .................................................................................. 26 Section 11.3 Litigation .................................................................................................. 26 Section 11.4 Severability .............................................................................................. 27 Section 11.5 Governing Law ......................................................................................... 27 DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 1 of 27 #17046127v2 2022 Restatement MillerKnoll, Inc. Executive Equalization Retirement Plan 2022 Restatement (for years beginning on or after January 1, 2022) The MillerKnoll, Inc. Executive Equalization Retirement Plan is maintained by MillerKnoll, Inc., a Michigan corporation, for executive employees of the company and other participating employers. Article 1 Introduction Section 1.1 Purpose The Company established this Plan effective January 1, 2008 to provide an additional retirement program for certain of its management and other highly compensated employees. The Plan is intended to be a “top hat” plan that will be exempt from the requirements of Parts 2, 3, and 4 of Subtitle B of Title I of ERISA, and is not intended to satisfy the requirements of Section 401(a) of the Code. Section 1.2 Effective Date This is an amendment and restatement of the plan, generally effective for plan years beginning on or after January 1, 2022 (the “restatement effective date”), and may be referred to as the 2022 restatement. Prior to the 2022 restatement, the plan was known as the Herman Miller, Inc. Executive Equalization Retirement Plan and was maintained by Herman Miller, Inc., a Michigan corporation. Article 2 Definitions Section 2.1 Words and Phrases The definitions of words and phrases in this article apply whether or not they are capitalized, unless the context clearly indicates that another meaning is intended. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 2 of 27 #17046127v2 2022 Restatement Section 2.2 Definitions Account means an account maintained to record a participant’s share of contributions to the Plan and allocation of income with respect to these contributions. The following separate accounts will be maintained for each participant: Cash Balance Account: The account maintained to record the participant’s share of the Company’s contributions that are made to supplement the contributions made pursuant to the Company’s Retirement Income Plan and allocations of income with respect to this account; Profit Sharing Account: The account maintained to record the participant’s share of the Company’s contributions that are made to supplement the Company’s discretionary contributions to the Company’s Profit Sharing and 401(k) Plan and allocations of income with respect to these contributions; Retirement Savings Account: The account maintained to record the participant’s voluntary retirement savings contributions and allocations of income with respect to these contributions. Matching Account: The account maintained to record the participant’s share of the Company’s matching contributions and allocations of income with respect to these contributions. Accounting period means the period beginning on the day after an allocation date and ending on the following allocation date. Administration expense means a reasonable expense of administering the plan, including reasonable expenses of administering the trust. Affiliated service group means a group of organizations described in Code §414(m). Allocation date means the last day of the plan year and such other dates as the plan administrator may designate. The plan administrator may designate more frequent periodic allocation dates and interim or other special allocation dates for any purpose at any time in the plan administrator’s discretion, provided that the designation of allocation dates does not discriminate in favor of highly compensated employees. Alternate payee means a spouse, former spouse, child, or other dependent of a participant who is recognized by a qualified domestic relations order as having a right to receive all or a portion of the benefits otherwise payable to a participant. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 3 of 27 #17046127v2 2022 Restatement Beneficiary means a person designated by a participant under the terms of the plan or, in the absence of a valid designation by the participant, designated by the terms of the plan to receive any benefit payable under the plan after the participant’s death. Code means the Internal Revenue Code of 1986. Committee means the persons appointed by the company to assist the company or the plan administrator with matters relating to the plan or appointed by the company to be the plan administrator. Company means MillerKnoll, Inc., a Michigan corporation. Compensation means the wages that are paid during the plan year by an employer to an employee for personal services rendered by the employee to an employer and reportable in Box 1 of IRS Form W-2, determined without regard to the rules under Code §3401(a) that limit the compensation included in wages based on the nature or location of the employment or the services rendered, increased by the amounts in paragraph (1), and decreased by the amounts in paragraph (2). The wages will be increased by elective contributions made during the compensation period to a plan maintained pursuant to Code §125, 132(f)(4), 401(k), or 403(b). The wages will be decreased by— (A) amounts paid before the employee becomes a participant in the plan; and (B) amounts paid as signing bonuses, reimbursements of moving expenses or other expense allowance, severance pay, and miscellaneous earnings such as income from the exercise of stock options. Controlled group means a controlled group of corporations within the meaning of Code §1563(a) (as modified by Code §409(l)(4)(B) and (C) and determined without regard to Code §1563(a)(4) and (e)(3)(C)). Employee means an individual who is a common-law employee of any member of the employer group. An employee becomes a former employee when the employee has a severance from employment. Employer means the company or any participating employer. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 4 of 27 #17046127v2 2022 Restatement Employer group means, with respect to any employer, all corporations, trades, and businesses that are members of a controlled group with the employer, all organizations that are members of an affiliated service group with the employer, and all other persons who are aggregated with the employer under Code §414(o), even if they are not participating employers. For participation and vesting purposes, however, employer group also includes all participating employers, even if they are not members of a controlled group, members of an affiliated service group, or otherwise aggregated with the company or any other employer. ERISA means the Employee Retirement Income Security Act of 1974. Five-percent owner means an employee who owns, directly or indirectly, more than 5% of any member of the employer group. In the case of a corporation, an employee owns more than 5% if the employee owns, directly or indirectly, (i) more than 5% of the outstanding stock or (ii) stock possessing more than 5% of the total combined voting power of the outstanding stock. In any other case, an employee owns more than 5% if the employee owns, directly or indirectly, more than a 5% interest in the capital or profits. Indirect ownership will be determined by applying the rules of Code §318 to stock owned by family members and other persons and by applying the principles of Code §318 to interests in capital or profits owned by family members and other persons. Excess Compensation means compensation for a participant for a plan year that is in excess of the limit on compensation imposed by Code Section 401(a)(17). Executive Compensation Committee means the executive compensation committee of the board of directors of the company. Fiscal year means the fiscal year of the company, which is the period of 52 or 53 weeks ending on the Saturday nearest the end of May and commencing for the next year on the following Sunday. Fund means the MillerKnoll, Inc. Supplemental Executive Retirement Fund, which is maintained in accordance with the terms of this plan. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 5 of 27 #17046127v2 2022 Restatement Highly compensated employee means, for any plan year, any employee or former employee who is either of the following: an employee who— (A) is a five-percent owner for the current plan year, (B) was a five-percent owner for the look-back year, or (C) received section 415 compensation in excess of $80,000 as adjusted under Code §415(d) with the base period being the calendar quarter ending September 30, 1996; or a former employee who was a highly compensated employee when the severance from employment occurred or at any time after age 55. IRA means an individual retirement account or annuity that meets the requirements of the Code. The IRA may be a traditional IRA under Code §408 or a Roth IRA under Code §408A. Key employee means any employee or former employee, including the beneficiary of any deceased employee or former employee, who during the plan year was a five-percent owner; a one-percent owner whose section 415 compensation for the year was more than $150,000; or an officer whose section 415 compensation for the year was more than $130,000 as adjusted pursuant to Code §416(i). One-percent owner means an employee who owns, directly or indirectly, more than 1% of any member of the employer group. For this purpose, ownership will be determined the same way as for five-percent owners. Participant means an employee who is participating in the plan in accordance with Article 3 or a former employee who has an account balance in the plan. Participating employer means any wholly-owned subsidiary of the company. Plan means the MillerKnoll, Inc. Executive Equalization Retirement Plan as amended and in effect from time to time. Plan administrator means the company unless the company appoints another plan administrator. The company may appoint a committee or any other person to be the plan administrator. The company may appoint or remove a plan administrator at any time and for any reason. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 6 of 27 #17046127v2 2022 Restatement Plan year means the 12-month period ending on the last day of December. The plan administrator may designate a shorter period in connection with a change in the plan year if the change satisfies the requirements of IRS Revenue Procedure 87-27. Qualified domestic relations order means a court order that satisfies the requirements of ERISA §206(d)(3) and Code §414(p). Qualified military service means service in the armed forces or other uniformed services, as defined in Chapter 43 of Title 38 of the United States Code, but only if the employee has a right to reemployment with the employer under Chapter 43 with respect to the service. Qualified plan means a pension, profit-sharing, or stock bonus plan that satisfies the requirements of Code §401(a). Reemployed veteran means an employee who returns to employment with the employer after a leave of absence for qualified military service and within the period provided by law for the protection of reemployment rights. Regulation (or Reg) means a temporary or final income or excise tax regulation issued by the Secretary of Treasury under the Code or an interim or final regulation issued by the Secretary of Labor under ERISA. Section 415 compensation means compensation determined under Code §415(c)(3) and Reg §1.415(c)-2(d)(3)for certain tax-qualification requirements, including amounts described in Reg §1.415(c)-2(e)(3)(ii) and paid within 2½ months after severance from employment or, if later, before the end of the year in which severance from employment occurred, and also including differential wage payments under Code §414(u)(12), if any. The timing rules in Reg §1.415(c)-2(e) will apply in determining the amount of section 415 compensation under this paragraph. Severance from employment means a termination of employment with all members of the employer group. A severance from employment may occur with respect to an employee if the employer leaves the employer group unless the employer maintains the plan with respect to the employee by continuing or assuming sponsorship of the plan or by accepting a transfer of plan assets and liabilities (within the meaning of Code §414(l)) with respect to the employee. Spouse means the person, if any, who is legally married to the participant at the time in question, including a former spouse to the extent provided in a qualified DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 7 of 27 #17046127v2 2022 Restatement domestic relations order. The legality of a marriage for purposes of the plan will be determined by the law of the jurisdiction where the marriage ceremony took place. Trust means the fund, if any, established pursuant to Section 7.1(b) and maintained pursuant to the trust agreement. Trust agreement means the agreement between the company and the trustee for administration of the trust, including management and control of plan assets, as amended and in effect from time to time. The provisions of the plan override any conflicting provision contained in the trust agreement or any custodial account documents used with the plan. Trustee means the person or persons appointed by the company to administer the trust. The company may appoint one or more individuals, or a corporation with trust powers under applicable state law, to be the trustee. Section 2.3 Interpretation and Construction (a) Plural nouns and pronouns are used throughout this document for purposes of simplicity and include the singular. (b) May is permissive, will is directive, may not and will not are restrictive, and include and including are not exclusive unless accompanied by only or similar limitation. (c) Unless otherwise specified, references to articles, sections, subsections, paragraphs, subparagraphs, exhibits, and schedules are references to this document. (d) Unless otherwise specified, references to federal laws, such as ERISA, mean the laws as amended and in effect from time to time, and the corresponding provisions of successor laws. The year (if any) included in the title of the law is not intended to specify otherwise. (e) Captions are included merely for reference and are not intended to limit or extend the meaning of the related provisions. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 8 of 27 #17046127v2 2022 Restatement Article 3 Participation Section 3.1 Participation Participation in the plan will be limited to a select group of management or highly compensated employees who are designated by the executive compensation committee. Section 3.2 Entry Date Employees will become participants in the plan on the first day of the next plan year after being designated by the executive compensation committee. Article 4 Contributions Section 4.1 Retirement Savings Contributions (a) A participant may enter into a written retirement savings agreement with the employer. The retirement savings agreement will provide that the participant will accept a reduction in salary and/or bonuses from the employer and the employer will make a retirement savings contribution for the plan year in the amount of the agreed reduction. If the retirement savings agreement is filed with the Company within 30 days after the participant begins participation in the plan, the retirement savings agreement will apply to payroll periods beginning after it is accepted by the company. If the retirement savings agreement is not filed with the company within 30 days after the participant begins participation in the plan, then it will apply to compensation earned in the plan year after the plan year in which the agreement is filed with the company. A retirement savings agreement may be amended by a participant up to once per year. Any amendment will be effective on the first day of the next plan year beginning after the year in which the amendment has been filed with the company. The maximum amount that a participant may contribute pursuant to a retirement savings agreement will be 50% of the participant’s salary for the year and 100% of the participant’s bonus for the year. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 9 of 27 #17046127v2 2022 Restatement (b) After the end of each payroll period, each employer will contribute to the fund as retirement savings contributions the amount by which each participant’s compensation from the employer for the period has been reduced pursuant to retirement savings agreements. Section 4.2 Matching Contributions (a) After the end of each plan year, each employer will contribute to the fund as matching contributions for year an amount for each participant who is employed by the employer on the last day of the plan year. If the employer has not adopted the company’s qualified plan, the matching contributions will be equal to 50% of the participant’s retirement savings contributions to this plan until the matching contributions bring the total employer contributions for the participant to this plan and the company’s qualified plan up to the “target maximum percentage” of the participant’s compensation for the plan year. The target maximum percentage is the maximum percentage of compensation that the employer contributed for the fiscal year ending during the plan year to the company’s qualified plan for participants who are not highly compensated employees. If the employer has adopted the company’s qualified plan, the matching contributions will be the amount determined by applying the matching contribution formula established by the employer for the plan year, with the approval of the executive compensation committee, to the amount of the participant’s retirement savings contributions to this plan for the year. Section 4.3 Profit Sharing Contributions (a) Core Profit Sharing. After the end of each plan year, each employer who has adopted the company’s qualified plan will contribute to the fund as a core profit sharing contribution for the plan year an amount equal to 4% (or, if less, the core contribution percentage under the company’s qualified plan for the plan year) of the excess compensation of each participant who is employed by the employer on the last day of the plan year. (b) Additional Profit Sharing. After the end of each plan year, each employer will contribute to the fund as an additional profit sharing contribution for the plan year the amount determined by the employer with the approval of the executive compensation committee. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 10 of 27 #17046127v2 2022 Restatement Section 4.4 Contributions for Reemployed Veterans (a) Reemployed veterans will be eligible for profit sharing contributions for the period of their military service. The amount of the contributions will be based on the compensation the reemployed veterans would have received if they had remained in the employ of the employer and, if this cannot be determined with reasonable certainty, then on the basis of the average amount earned each month during the 12-month period immediately preceding the period of military service. (b) Reemployed veterans may also make retirement savings contributions for the period of their military service and will be eligible for matching contributions determined by applying the matching formula for the plan year in question to the participant’s make-up retirement savings contributions for the period. (c) The employer’s make-up profit sharing contributions will be made as of the end of the plan year in which the reemployed veteran returns to employment with the employer after the period of military service. Reemployed veterans may make their make-up retirement savings contributions during the period that begins on their reemployment date and ends five years thereafter. The employer will make make-up matching contributions as of the end of each plan year in which the reemployed veteran has made make-up retirement savings contributions. Article 5 Participant Accounts Section 5.1 Individual Accounts The plan administrator will establish and maintain an account for each participant, including a sub-account for each different type of contribution and for such other purposes as the plan administrator deems necessary or appropriate. The accounts will be for accounting purposes, and will not require any segregation of assets for investment or other purposes. Benefit payments will be charged to the account as of the date of payment. Section 5.2 Allocations (a) Contributions, forfeitures, investment income, and administration expenses will be allocated to accounts as provided in this section. (b) After the end of each payroll period, retirement savings contributions will be credited to the accounts of participants in amounts equal to the amounts by which DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 11 of 27 #17046127v2 2022 Restatement their salaries and bonuses were reduced during the period pursuant to retirement savings agreements. (c) Investment income of an account will be allocated as of the last day of the accounting period. Investment income shall include the net income or loss from investments, including realized and unrealized gains and losses on securities and other investment transactions, less expenses paid from the fund. All assets of the fund will be valued at their fair market value in determining unrealized gains and losses. If any assets of the fund are segregated for any purpose, the income from the segregated assets will not be included in account adjustments under this subsection (b). The income of the fund will be determined and allocated to accounts in accordance with the rules established by the company. (d) After the end of each plan year, matching contributions will be credited to the accounts of participants who made the corresponding retirement savings contributions and are employed by the company on the last day of the plan year. (e) After the end of each plan year, each employer’s core profit sharing contribution for the plan year will be credited to the accounts of participants who are employed by the employer on the last day of the plan year in an amount equal to 4% (or, if less, the core contribution percentage under the company’s Profit Sharing and 401(k) Plan for the plan year) of the participant’s excess compensation for the plan year. (f) After the end of each plan year, each employer’s additional profit sharing contribution for the year will be credited to the accounts of participants who are employed by the employer on the last day of the fiscal year ending during the plan year. If the employer has adopted the company’s qualified plan, the additional profit sharing contribution will be allocated in accordance with the ratio of each participant’s excess compensation for the plan year to the total excess compensation of all participants for the year. For purposes of this allocation, the term “compensation” will mean compensation as defined in Section 2.2, but reduced by the amount of any EVA bonuses, executive incentive pay, worker’s compensation benefits, short-term disability benefits, or automobile accident disability benefits paid to the participant. If the employer has not adopted the company’s qualified plan, the additional profit sharing contribution will be allocated as determined by the employer with the approval of the executive compensation committee. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 12 of 27 #17046127v2 2022 Restatement (g) Administration expenses for an accounting period will be allocated as of the last day of the accounting period. All administration expenses incurred by an employer, the plan administrator, or the trustee may be paid or reimbursed from plan assets. If the employer pays an administration expense, the employer may, upon written request to the plan administrator with the approval or consent of the company, be reimbursed from plan assets even though an agreement between the employer and another person relating to the payment of expenses provides that the employer is responsible for the expense. Expenses paid or reimbursed from plan assets will be allocated to participant accounts by any method established by the plan administrator. An employer may pay or reimburse the plan for any expense. A participant may pay or reimburse the plan for any expense charged to the participant’s account. Article 6 Benefits Section 6.1 Election of Participant (a) Participants may specify the date on which payments will begin to be made from the plan and the form of the payments (single lump sum payment or installments in specified amounts) by filing an election concerning the payment schedule with the company prior to the year in which the income is deferred pursuant to this plan. If a payment election is filed, payment of the amounts subject to the election will be made in accordance with the election. (b) If a participant has filed an election concerning payment, the participant may change the election and defer the starting date of the payments to a date that is not less than five years after the date on which the first payment would otherwise have been made under the election, but the change in election may not take effect until at least 12 months after the date on which the election is filed with the company and may not be made less than 12 months prior to the date of the first payment that would have been made under the prior election. Section 6.2 Payment of Amounts That Are Not Covered by a Participant’s Election (a) If a participant fails to file an election with respect to payments or the participant’s elections do not cover all amounts in the participant’s accounts, the balance in the accounts will be paid after the participant’s employment terminates and until the death of the participant in accordance with the following: DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 13 of 27 #17046127v2 2022 Restatement Benefit payments to participants other than key employees will begin as soon as administratively feasible after the end of the calendar year in which the participant’s employment terminates, but not later than March 30 of the following year. Benefit payments to participants who are key employees will begin as soon as administratively feasible after the end of the year in which the participant’s employment terminates or six (6) months after the participant’s employment terminates, whichever is later. (b) Payments will be made in annual installments over a period of not more than five years. Each installment will be equal to the greater of the following: $100,000 or the balance in the participant’s accounts, whichever amount is smaller; or One-fifth of the amount in the participant’s accounts in the first installment, one-fourth of the amount in the participant’s accounts in the second installment, one-third of the amount in the participant’s accounts in the third installment, one-half of the amount in the participant’s accounts in the fourth installment, and the remaining balance in the accounts in the fifth installment. (c) The first installment will be paid in accordance with subsection (a) and each subsequent installment will be paid on January 15 of the following year. Section 6.3 Payments Upon Death (a) Upon the death of a participant, the participant’s beneficiary will be entitled to receive the participant’s account balance as follows: Amounts that are subject to an election filed by the participant in accordance with Section 6.1 will be made in accordance with the election; and Amounts that are not subject to an election filed by the participant will be paid in a single lump sum payment as soon as administratively feasible after the date of the participant’s death. Section 6.4 Designation of Beneficiary (a) A participant may designate one or more beneficiaries; provided, however, that if the participant has been married for one year or longer at the time of the participant’s death, the participant’s spouse will be the beneficiary unless the participant has designated another beneficiary with the consent of the spouse. If the DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 14 of 27 #17046127v2 2022 Restatement consent of the spouse is required, the consent must be in writing, must acknowledge that the spouse understands the effect of giving the consent, and must be witnessed by a plan representative or notary public. (b) A beneficiary designation must be on a form provided or approved by the plan administrator. A valid beneficiary designation will be effective when received by the plan administrator, and when received will automatically cancel all prior beneficiary designations, but only if the beneficiary designation is received during the participant’s lifetime. If the participant has designated the participant’s spouse as a beneficiary, and the marriage terminates by divorce or annulment, the termination of the marriage will automatically cancel the designation of the spouse as a beneficiary unless otherwise provided in a qualified domestic relations order. If the participant fails to designate a beneficiary, or if all beneficiaries die before the participant, the beneficiary will be the participant’s surviving spouse, if any, and otherwise the participant’s estate. Section 6.5 Hardship Withdrawals (a) The committee may permit a participant to make a withdrawal if the withdrawal is necessary to enable the participant to address an unforeseeable emergency. An “unforeseeable emergency” is a severe financial hardship to the participant resulting from an illness or accident of the participant, the participant’s spouse, the participant’s beneficiary, or the participant’s dependent; loss of the participant’s property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, not as a result of a natural disaster); or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant. (b) Hardship withdrawals are not permitted unless the withdrawal is necessary to satisfy the financial need created by the unforeseeable emergency. This determination will generally be made on the basis of all relevant facts and circumstances. A hardship withdrawal is not necessary to satisfy a financial need if it exceeds the amount of financial need remaining after other resources (including not only the participant’s assets, but also the assets of the participant’s spouse and minor children) reasonably available to the participant have been exhausted. A hardship withdrawal will generally be considered necessary to satisfy a financial need if the DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 15 of 27 #17046127v2 2022 Restatement participant provides a written representation that the need cannot reasonably be relieved by other means, unless the employer has actual knowledge to the contrary. (c) If a participant is permitted to make a hardship withdrawal from the trust, any retirement savings agreement outstanding between the participant and the employer will be revoked at the time of the hardship withdrawal and may not be reinstated until the beginning of the next year. Section 6.6 Payments Upon Change in Control Upon a “change in control” of the company, the balance in the participant’s accounts will be paid to the participant in a single lump sum payment within 45 days after the change in control, regardless of whether the participant’s employment terminates as a result of the change in control. For purposes of this Plan, the term “change in control” will mean a “change in ownership,” a “change in effective control,” or “change in ownership of the company’s assets” as defined below. As used in the following definitions, “corporation” means the company or the participant’s employer. (a) A “change in ownership” occurs on the date that any one person, or more than one person acting as a group (as such term is described in subsection (d), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the corporation, subject to the following: If any one person, or more than one person acting as a group is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the corporation, the acquisition of additional stock in the corporation by the same person or persons is not considered to cause a change in ownership (or to cause a change in effective control under subsection (b); and An increase in the percentage of stock owned by any one person, or persons acting as a group as a result of a transaction in which the corporation acquired stock in exchange for property will be treated as an acquisition of stock for purposes of this subsection (a). This subsection (a) shall apply only when there is a transfer of stock of the corporation (or issuance of stock of the corporation), and stock in the corporation remains outstanding after the transaction. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 16 of 27 #17046127v2 2022 Restatement (b) A “change in effective control” of the corporation occurs on the date that either: Any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 35 percent or more of the total voting power of the stock of the corporation, or A majority of the members of the board of directors of the corporation is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board prior to the date of the appointment or election. (c) A “change in the ownership of the corporation’s assets” occurs on the date that any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total “gross fair market value” equal to or more than 40 percent of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. “Gross fair market value” means the value of the assets of the corporation, or the value of assets being disposed of, determined without regard to any liabilities associated with such assets. There is no change in the ownership of the corporation’s assets when there is a transfer to an entity that is controlled by the shareholders of the corporation immediately after the transfer. A transfer of assets by the corporation is not treated as a change in the ownership of the corporation’s assets if the assets are transferred to: (A) a shareholder of the corporation (immediately before the asset transfer) in exchange for or with respect to its stock; (B) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the corporation; (C) a person, or more than one person acting as a group that owns, directly or indirectly, at least 50 percent of the total fair market value or voting power of all the outstanding stock of the corporation; or DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 17 of 27 #17046127v2 2022 Restatement (D) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by a person described in subparagraph (C). Except as otherwise provided, for purposes of this Paragraph (2), a person’s status is determined immediately after the transfer of assets. (d) For purposes of subsections (a), (b), and (c), persons will not be considered to be acting as a group solely because they purchase or own stock or purchase assets of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase, acquisition of stock, or similar transaction, the person will be considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Article 7 Funding Section 7.1 Fund (a) The Company will establish a fund for the amounts to be credited to participant accounts. The company will be the owner of the fund and may invest the assets of the fund with the other assets of the company, or may invest the assets in a separate account or accounts as determined by the company. (b) The company may establish a trust for the fund and transfer the assets of the fund to the trust, but the assets of the trust will remain subject to the claims of the creditors of the company. (c) The Company will be responsible for payment of any taxes assessed on or with respect to the assets or income of the fund. Section 7.2 Investment of Individual Accounts (a) If the company establishes individual investment accounts for the fund, then each participant may direct the investment of the participant’s accounts among the separate investment funds selected by the company. If an account is split between DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 18 of 27 #17046127v2 2022 Restatement two or more of the investment funds, the participant must specify the percentage of the account to be invested in each fund in accordance with the rules established by the company. (b) Each participant may establish or revise investment directions as often as permitted by the company and pursuant to the procedures established by the company. If the company permits participants to invest their accounts in the common stock of MillerKnoll, Inc., participants who are subject to the reporting requirements of section 16 of the Securities Exchange Act of 1934 will be restricted with respect to investments in MillerKnoll stock in accordance with the company’s rules concerning purchases and sales of company stock by employees subject to the reporting requirements. Article 8 Administration Section 8.1 Plan Administrator (a) The company is the plan administrator unless the company appoints another plan administrator. The company may appoint and remove a plan administrator at any time. (b) The plan administrator is responsible for administering the plan. The plan administrator has all of the discretionary authority necessary or appropriate to administer the plan, including the discretionary authority to — interpret and construe the terms of the plan; establish policies, procedures, and forms for administering the plan; determine participation and vesting; allocate contributions, forfeitures, and investment income to participant accounts; determine claims for benefits; direct the trustee on matters relating to payment of benefits and expenses; correct errors in the administration of the plan, including adjustment of previous allocations to participant accounts, and, with the DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 19 of 27 #17046127v2 2022 Restatement company, request approval from the Internal Revenue Service for correction of administrative and other operational errors; engage attorneys, actuaries, accountants, and other professional advisors for advice and other professional services; and delegate administrative duties to other persons. (c) In taking any action under the plan, the plan administrator may rely on information provided by a participant, beneficiary, or alternate payee, or the company, and may rely on advice from professional advisors, including advisors engaged by the company, in their areas of professional expertise and experience. Section 8.2 Allocation of Responsibilities (a) The plan administrator is the named fiduciary for the operation and administration of the plan. (b) The trustee is the named fiduciary for the management and control of plan assets in the trust fund, as further provided in the trust agreement. (c) The company is responsible for appointing and removing the trustee, the investment manager, and members of the committee. (d) Each party will be responsible for the proper exercise of its own powers, duties, and responsibilities and will not be responsible for any act or omission of any other party. (e) Each party may rely upon any direction, information, or action of another party as being proper under the plan and trust agreement and will not be required to inquire into the propriety of any such direction, information, or action. Section 8.3 Committee (a) The company may appoint a committee to be the plan administrator or to assist the company or plan administrator with any other matter relating to the plan. (b) The company will determine the membership of the committee, including the number of members. The company may appoint and remove members of the committee at any time. Committee members who are full-time employees will not receive compensation from the plan, other than reimbursement of reasonable expenses, for serving on the committee. Other committee members may receive reasonable compensation from the plan, in addition to reimbursement of reasonable DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 20 of 27 #17046127v2 2022 Restatement expenses, for serving on the committee. The plan shall pay or reimburse the committee members for reasonable expenses of serving on the committee, and for reasonable expenses incurred by the committee, unless the expenses are paid or reimbursed by the company. (c) A committee may adopt such policies and procedures as it deems necessary, desirable, or appropriate. Each committee shall elect a member of the committee to serve as the chairman, and the chairman shall appoint a member or other person to serve as the secretary. The committee may act only by affirmative vote of a majority of all members at a meeting or by written consent of all members without a meeting. The secretary shall keep a record of all actions. (d) In taking any action under the plan, the committee may rely on information provided by a participant, beneficiary, or alternate payee, or by the company, and may rely on advice from professional advisors, including advisors engaged by the company, in their areas of professional expertise and experience. Section 8.4 Domestic Relations Orders (a) Whenever the plan administrator is served with a domestic relations order from a court of competent jurisdiction, the plan administrator will determine whether the order is qualified. The plan administrator will notify the participant and each alternate payee named in the order that the order was served on the plan administrator and that objections concerning the order must be submitted in writing within 15 days. The plan administrator will determine whether the order is qualified and notify the participant and each alternate payee of its determination. If the plan administrator determines that the order is qualified, the plan administrator will direct the trustee to make payment in accordance with the order. During the period in which the plan administrator is determining the status of the order, payment of any benefits in dispute will be deferred and the amount of the disputed payments will be segregated in a separate account in the plan. If the plan administrator determines that the order is qualified within 18 months after segregation of the benefits in dispute, the plan administrator DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 21 of 27 #17046127v2 2022 Restatement will direct the trustee to pay the segregated amount, plus income, to the persons entitled to receive them in accordance with the order. If the plan administrator determines that the order is not qualified, or if the 18-month period described in paragraph (3) of this subsection has expired and the qualification issue has not been resolved, the plan administrator will restore the segregated amounts to the participant’s account. If the plan administrator determines that the order is qualified after expiration of the 18-month period, the order will be applied prospectively only. The plan administrator will notify the participant and each alternate payee named in the order of its decision concerning the qualified status of the order. (b) The plan administrator will charge a participant’s accounts with the costs that are reasonably incurred by the plan administrator in administering any domestic relations orders that are filed with respect to the participant’s accounts. These costs will include legal fees and other expenses of reviewing and qualifying the orders. Section 8.5 Facility of Payment (a) The plan administrator will make a reasonable effort to locate a person who is entitled to payment. If after reasonable effort the plan administrator cannot locate the person, the plan administrator may authorize payment to another person who is entitled to payment. If after reasonable effort the plan administrator cannot locate any person who is entitled to payment, the plan administrator may (i) authorize payment to a custodian of an IRA for the benefit of a person who is entitled to payment, (ii) authorize payment to a state’s unclaimed property administrator, (iii) authorize payment to a child support agency, or (iv) deem the payment to be forfeited. If a person who is entitled to payment later makes a claim for the forfeited payment, the forfeited payment will be restored in the manner provided for restoration of other forfeitures unless payment has been made to an IRA custodian, child support agency, or unclaimed property administrator. (b) The plan administrator may rely on affidavits or other information that the plan administrator believes to be reliable even though not otherwise admissible as evidence in a legal proceeding. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 22 of 27 #17046127v2 2022 Restatement (c) The plan administrator is not required to commence probate proceedings, seek the appointment of a legal representative, or make payments to a legal representative. If a person who is entitled to payment appears to be mentally, physically, or legally incapable of receiving or acknowledging receipt of payment, the plan administrator may authorize payment to a person with a valid power of attorney, to the trustee of a trust, to a custodian under state law regarding transfers to minors, to a person appointed by a court of competent jurisdiction to serve in a fiduciary capacity, or to any other person authorized under state law to receive the benefit. If the person is a minor, the plan administrator may also delay payment until the minor has attained the age of majority. (d) If the plan administrator cannot determine, from affidavits or other information the plan administrator believes to be reliable, whether the participant’s spouse or other beneficiary survived the participant, the plan administrator may deem the spouse or other beneficiary not to have survived the participant. (e) The plan administrator’s actions regarding payment are conclusive and binding on all persons, and payment will fully discharge the plan, the employer, the plan administrator, the committee, the trustee, and all other fiduciaries of the plan from liability with respect to the payment. Section 8.6 Indemnification The company shall indemnify the members of the committee and other employees who are deemed to be fiduciaries under ERISA, and hold them harmless, against any and all liabilities, including legal fees and expenses, arising out of any act or omission in good faith pursuant to the provisions of the plan, or arising out of any failure to discharge any fiduciary obligation imposed by ERISA other than a willful failure to discharge an obligation of which the person was aware. Article 9 Claims Section 9.1 General Requirements All claims for benefits must be submitted in writing to the plan administrator. All claims for commencement of benefit payments must be submitted in a manner required or permitted by the plan administrator. All other claims for benefits must include a statement of the claim, including the basis for the claim. The claimant must provide all DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 23 of 27 #17046127v2 2022 Restatement other documents and information requested by the plan administrator for making a determination on the claim. Section 9.2 Claims Procedure (a) All claims for benefits will be determined under the following procedure regardless of whether the claimant is the participant, a beneficiary, or any other person. Claims will be determined according to the terms of the plan as interpreted and construed by the plan administrator. The company may appoint a committee to review any claim. In any case, the committee will have the same discretionary authority as the plan administrator, including the discretionary authority to interpret and construe the plan. (b) The plan administrator will make an initial determination on the claim within a reasonable period of time, but not later than 90 days after receipt of the claim. The plan administrator may extend this time for up to 90 days if a determination cannot be made within the initial 90-day period, due to matters beyond the plan administrator’s control, and the plan administrator provides the claimant with written notice of the extension, including the reasons for the extension and the date by which the plan administrator expects to make a determination. The time for making an initial determination on the claim will begin when the claim has been properly submitted to the plan administrator for approval, even if the submission does not include all of the information necessary to make a determination. (c) If the initial claim determination is adverse, the plan administrator will provide the claimant with written notice of the determination. The notice will include all of the following: the reasons for the determination; a reference to the provisions of the plan on which the determination is based; a description of additional documents or other information, if any, that might permit approval of the claim and an explanation of why the additional documents and other information are necessary; and a description of the claim review procedure and the time limits applicable to the review procedure, including a statement of the claimant’s right to bring a civil action under ERISA §502(a) following an adverse determination on review. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 24 of 27 #17046127v2 2022 Restatement (d) If a claimant is not satisfied with the initial claim determination, the claimant may obtain a full and fair review of the determination by submitting a written request to the plan administrator within 60 days after receiving the notice of the determination. The plan administrator will provide, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant to the claim. The claimant may submit written comments, documents, and other information for review. All such information that is timely submitted will be considered on review, regardless of whether it was submitted or considered in the initial claim determination. The plan administrator will make a determination on review within a reasonable period of time, but not later than 60 days after receipt of the request. The plan administrator may extend this time for up to 60 days if a determination cannot be made within the initial 60-day period, due to matters beyond the plan administrator’s control, and the plan administrator provides the claimant with written notice of the extension, including the reasons for the extension and the date by which the plan administrator expects to make a determination. If a reason for the extension is the claimant’s failure to provide documents or other information necessary to decide the claim, the time for making a determination on review will be suspended from the day when notice of the extension is sent to the claimant until the day when the claimant provides the documents and other information. (e) If the determination on review is adverse, the plan administrator will provide the claimant with written notice of the determination. The notice will include all of the following: the reasons for the determination; a reference to the provisions of the plan on which the determination is based; a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim; and a statement of the claimant’s right to bring a civil action under ERISA §502(a). DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 25 of 27 #17046127v2 2022 Restatement (f) The plan administrator will keep records of claim determinations, for future reference, in order to ensure that the terms of the plan are applied consistently with respect to similarly-situated claimants. Section 9.3 Legal Actions No person may commence any legal action regarding any claim for benefits before the person has exhausted the claim procedure, including proper submission of the claim to the plan administrator and proper request for review of any initial adverse determination, or more than two years after the final determination on review. Judicial review will be limited to review for abuse of discretion. Article 10 Amendment and Termination Section 10.1 Amendment The company may amend the plan at any time and from time to time, in the company’s discretion, with or without advance notice to employees, participants, beneficiaries, or alternate payees, but no amendment will be effective unless set forth in writing and signed by the chief executive officer, by any officer acting in place of the chief executive officer pursuant to the bylaws of the company, or by any person specifically authorized by the board of directors of the company. No amendment may reduce a participant’s account balance. Amendments may apply prospectively or retroactively as permitted by law and the effective date of each amendment must be stated in the document. Section 10.2 Termination (a) The company may terminate or partially terminate the plan, or discontinue contributions to the plan, at any time, in the company’s discretion, with or without advance notice to employees, participants, beneficiaries, or alternate payees, but no termination will be effective unless set forth in writing and signed by the company as provided in Section 10.1 for amendments. (b) Upon complete discontinuance of contributions to the plan, the company will maintain the plan until the plan is terminated. Upon termination of the plan, the account balances of participants will be distributed in lump sum payments. Payments to participants will not be accelerated upon termination or discontinuance of the plan. DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 26 of 27 #17046127v2 2022 Restatement Article 11 Miscellaneous Section 11.1 Prohibition on Assignment and Alienation (a) No benefit, right, or other interest of any participant, beneficiary, or alternate payee is subject to assignment or alienation in any manner. All benefits, rights, and other interests of participants, beneficiaries, and alternate payees are protected, to the maximum extent permitted by law, from the claims of creditors. (b) This prohibition on assignment and alienation does not apply to any qualified domestic relations order, any domestic relations order entered before 1985, any plan loan to a participant or beneficiary, or any arrangement permitted by Reg §1.401(a)-13(d) or (e). (c) As used in this section, assignment and alienation include (i) any sale, transfer, or other disposition, (ii) any anticipation, pledge, security agreement, or other method of securing payment or performance of an obligation, (iii) any garnishment, execution, attachment, levy, or other method of satisfying a creditor’s claims, and (iv) any arrangement described in Reg §1.401(a)-13(c)(1), but do not include (v) any arrangement described in Reg §1.401(a)-13(c)(2). Section 11.2 Limitation of Rights The rights of all participants under the plan are limited to participation according to the terms of the plan. No participant, beneficiary, or alternate payee has any right to any benefit under the plan except in accordance with the terms of the plan. The plan does not create any right to employment, or limit any employer’s right to modify or terminate the employment of any employee even if this may affect the employee’s rights or benefits under the plan. The plan does not give any employee, participant, beneficiary, or alternate payee any interest in the assets, business, or affairs of the employer or any other member of the employer group, or the right to examine the books and records of the employer or any other member of the employer group. Section 11.3 Litigation (a) In any legal action involving the plan or trust, the company, the plan administrator, and the trustee will be the only necessary parties on behalf of the plan and trust. No participant, beneficiary, alternate payee, or other person claiming any interest in the plan or trust will have any right to notice or service of process in any such DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

Page 27 of 27 #17046127v2 2022 Restatement legal action; and the judgment of the court will be conclusive and binding on all such persons. (b) If any participant, beneficiary, or alternate payee commences any administrative proceeding or legal action involving the plan or trust, and the outcome is adverse to the participant, beneficiary, or alternate payee, the plan administrator may reduce the benefits payable to the participant or beneficiary by the legal expenses, including attorney fees, incurred by the company, plan administrator, or trustee on behalf of the plan or trust in the matter. Section 11.4 Severability (a) The company, plan administrator, trustee, and committee may apply any permissive provision of any applicable law or regulation unless the provision is contrary to the terms of the plan or trust agreement. If any provision of the plan or trust agreement conflicts with any requirement of the Code or any requirement of ERISA, the requirement of the Code or ERISA will control. (b) If a court determines that any provision of the plan or trust agreement is unenforceable, the court may modify the provision, if possible, so as to give effect to the plan and trust in a way that is consistent with the purpose of the plan and the requirements of governing law. If such a modification is not possible, the court may sever the unenforceable provision and enforce the rest of the plan and trust agreement in a way that is consistent with the purpose of the plan and the requirements of governing law. Section 11.5 Governing Law The plan is governed by the law of the State of Michigan, even if principles of Michigan law regarding conflict of laws or choice of law would otherwise require or permit a court to apply the law of another jurisdiction, except to the extent that Michigan law is preempted by the law of the United States of America (including any common law developed by federal courts under the applicable laws of the United States). DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

DocuSign Envelope ID: 8195E143-0CDF-42A3-95FB-F0A95A218E17

# MillerKnoll, Inc.
# Executive Equalization Retirement Plan

**2022 Restatement**
(for years beginning on or after January 1, 2022)

The plan is hereby amended and restated as set forth in the attached plan document.

**Company**
MillerKnoll, Inc.

DocuSigned by:
By ______________________
1C6DF5B6DBE241D
Andrea R. Owen, President

Date signed: November 19, 2021 | 2:19 PM EST

#17046127v2 2022 Restatement